Exhibit 99.1

Chief Financial Officer and Executive Vice President, Corporate Strategy to Depart NASDAQ OMX

New York, N.Y. — February 14, 2011 — The NASDAQ OMX Group, Inc. (NASDAQ: NDAQ) announces that Adena Friedman, Chief Financial Officer and Executive Vice President, Corporate Strategy will be leaving the company, effective March 4, 2011. Ms. Friedman will be joining The Carlyle Group as Managing Director, Chief Financial Officer and Member of the Operating Committee, based in Washington, D.C. Former NASDAQ OMX CFO, David Warren has been appointed special advisor to the CEO and Ronald Hassen, Senior Vice President, Controller and Principal Accounting Officer will become interim CFO, while a permanent replacement is sought.

“Adena has been a valued and trusted partner of mine since I joined as CEO,” said Bob Greifeld, Chief Executive Officer of NASDAQ OMX. “She has played a tremendous role in the growth and success of NASDAQ OMX over her 18 years with the company. Her leadership skills, outstanding business acumen and entrepreneurial spirit have driven a number of game changing transactions for NASDAQ OMX. I have great respect for Adena personally and professionally and wish her much success at Carlyle.”

Ms. Friedman assumed the role of CFO in 2009 in addition to overseeing corporate strategy. She directed NASDAQ’s acquisition of OMX AB, through which NASDAQ OMX acquired the Nordic and Baltic markets and a global exchange technology business. She also managed NASDAQ OMX’s acquisition of the Philadelphia Stock Exchange, now one of the largest options exchanges in the U.S. In 2005, Friedman directed NASDAQ in its acquisition of the INET ECN, which enhanced NASDAQ’s technology infrastructure and further improved its trading capabilities. Before assuming her role as CFO, Ms. Friedman served as head of Global Data Products, a $250M business unit within The NASDAQ OMX Group. She joined NASDAQ in 1993.

About NASDAQ OMX

The NASDAQ OMX Group, Inc. is the world’s largest exchange company. It delivers trading, exchange technology and public company services across six continents, with approximately 3,600 listed companies. NASDAQ OMX offers multiple capital raising solutions to companies around the globe, including its U.S. listings market, NASDAQ OMX Nordic, NASDAQ OMX Baltic, NASDAQ OMX First North, and the U.S. 144A sector. The company offers trading across multiple asset classes including equities, derivatives, debt, commodities, structured products and exchange-traded funds. NASDAQ OMX technology supports the operations of over 70 exchanges, clearing organizations and central securities depositories in more than 50 countries. NASDAQ OMX Nordic and NASDAQ OMX Baltic are not legal entities but describe the common offering from NASDAQ OMX exchanges in Helsinki, Copenhagen, Stockholm, Iceland, Tallinn, Riga, and Vilnius. For more information about NASDAQ OMX, visit http://www.nasdaqomx.com. Please follow NASDAQ OMX on Facebook (http://www.facebook.com/nasdaqomx) and Twitter (http://www.twitter.com/nasdaqomx).

Cautionary Note Regarding Forward-Looking Statements

The matters described herein contain forward-looking statements that are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about The NASDAQ Stock Market and NASDAQ OMX’s other products and offerings. We caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve a number of risks, uncertainties or other factors beyond NASDAQ OMX’s control. These factors include, but are not limited to factors detailed in NASDAQ OMX’s annual report on Form 10-K, and periodic reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to release any revisions to any forward-looking statements.

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Vincent Palmiere, NASDAQ OMX

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